Oppenheimer International Bond Fund

REPORT HIGHLIGHTS
Fund Objectives Oppenheimer International Bond Fund’s primary objective is to seek total return. As a secondary objective, the Fund seeks income when consistent with total return.
CONTENTS
1	President’s Letter
3	An Interview with Your Fund’s Managers
9	Financial Statements
36	Officers and Trustees

Cumulative Total Returns*
	For the Six-Month Period Ended 3/31/01
	Without	With
	Sales Chg.	Sales Chg.

Class A	1.30%	–3.51%

Class B	1.15	–3.73

Class C	1.15	0.17

Average Annual Total Returns*
	For the 1-Year Period Ended 3/31/01
	Without	With
	Sales Chg.	Sales Chg.

Class A	–0.04%	–4.79%

Class B	–0.77	–5.38

Class C	–0.76	–1.68

*See Notes on page 7 for further details.

PRESIDENT’S LETTER
Dear Shareholder,
As we approach the midpoint of 2001, the best policy in this investment landscape appears to be “proceed with care.” While perhaps less trying for some than 2000, this year is proving to be a time when patience and prudence will best serve investors.
The lessons provided by a volatile and difficult market have reinforced many of the basic investment principles we have discussed in this letter from time to time. Over the past year, market volatility has been a powerful reminder of the importance of investment diversification—the time-honored strategy of spreading risk among various asset classes, industry groups and investment styles. In addition, the markets have confirmed that rather than chasing investment fads, relying on sound business fundamentals is a better way to try to achieve investment success over the long term.
    As we look forward, we are optimistic, with some reservations. Our reserve arises from the fact that the U.S. economy has been growing only moderately during 2001. Yet our optimism stems from reassuring signs, such as the Federal Reserve Board’s cuts of key short-term interest rates. These rate cuts, combined with the possibility of a federal income tax cut, may help stimulate the economy.
Our current situation has mixed implications for stocks and bonds. While slowed growth may mean decelerated corporate earnings growth, lower interest rates could bolster stock valuations. Similarly, slower economic growth has helped interest-rate-sensitive securities, such as those issued by the U.S. Government, but may have a negative effect on credit-sensitive corporate bonds.

1 | OPPENHEIMER INTERNATIONAL BOND FUND

PRESIDENT’S LETTER

In overseas markets, we believe potential investment opportunities may reside in Europe, which appears to be experiencing slow, steady growth bolstered by the strengthening euro and falling oil prices. Signs are less encouraging in Japan, where the economy generally remains weak. Lower interest rates are buoying the economies of the emerging markets—but slowing growth, plus Mideast tensions, could cast a shadowover these regions.
     In this environment, we intend to adhere to the same proven investment principles that have driven our funds’ past success: broad diversification to help reduce risks, an unwavering focus on business fundamentals to seek likely winners and a long-term perspective that preserves the integrity of each fund’s investment approach. Regardless of the short-term movements in the financial markets, these principles—fundamental parts of The Right Way to Invest—should serve investors well in 2001 and beyond.

Sincerely,

James C. Swain                Bridget A. Macaskill
April 23, 2001

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict the performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow. Stocks and bonds have different types of investment risks; for example, stocks are subject to price changes from market volatility and other factors and bonds are subject to credit and interest rate risks.

2 | OPPENHEIMER INTERNATIONAL BOND FUND

AN INTERVIEW WITH YOUR FUND’S MANAGERS

How did Oppenheimer International Bond Fund perform over the six-month period ended March 31, 2001?
A. We are quite pleased with the Fund’s performance in a relatively challenging market environment characterized by rising credit concerns and a slowing U.S. economy. In fact, the various sectors of the international fixed income markets in which we invest produced reasonably attractive returns. While bonds from developed markets such as Europe did well, emerging-market bonds provided even better returns.
In our opinion, the past six months provided further confirmation of the effectiveness of the Fund’s strategy for investors seeking to maintain high levels of current income. As the bond market in the United States “zigged,” many international markets “zagged,” enabling shareholders to benefit from higher yields and stronger markets overseas.

Did the economic slowdown in the United States affect the Fund’s performance?
Yes, because many international markets are closely linked to the U.S. economy. This is particularly true in Asia and Mexico, where emerging economies depend on exports to the United States for their growth. It is less of a factor in the developed and emerging nations of Europe and much of Latin America because these countries rely less on U.S. exports for economic growth. For example, although the U.S. economy experienced a dramatic slowdown during the six-month reporting period, Brazil’s economy grew nicely. Similarly, in a reversal from previous trends, the developed nations of Europe have generally experienced modestly higher growth rates than the United States.

3 | OPPENHEIMER INTERNATIONAL BOND FUND

AN INTERVIEW WITH YOUR FUND’S MANAGERS

How did the various international bond market sectors perform in a relatively challenging environment?
Our investments in emerging market bonds have performed especially strongly as conditions in many developing economies have improved. We received particularly good results from certain Latin American and Eastern European countries, which we emphasized over countries that are more closely economically linked to the United States. We also received good performance from so-called Brady Bonds. These emerging market debt securities are collateralized by zero-coupon U.S. Treasury bonds on deposit with the Federal Reserve Bank. Because they are backed by U.S. Treasuries, Brady Bonds tend to be relatively sensitive to changes in U.S. interest rates. As a result, their performance benefited when rates fell during the period.
0; We enjoyed good performance from developed market bonds, especially in Europe, despite significant fluctuations in currency exchange rates. The value of the U.S. dollar strengthened against the euro early in the period, causing the value of euro-denominated bonds to fall for U.S. investors. As the U.S. economy slowed, however, the euro gained value, ending the period at approximately the same level at which it began. As a result, developed market bonds helped the Fund’s overall performance.

What changes did you make to the Fund in this environment?
When the period began, we positioned the Fund for the consequences of an economic slowdown in the United States. For example, we gradually increased our exposure to foreign government bonds denominated in euros as the currency appreciated relative to the U.S. dollar. This allowed the Fund to participate in potential price appreciation.

4 | OPPENHEIMER INTERNATIONAL BOND FUND

On the other hand, we made few changes to the emerging markets portion of our portfolio. We have generally focused on Latin American issuers, especially growing countries like Argentina, as well as on Eastern European markets. We have generally avoided Asia because of troublesome economic conditions and dependence on exports to the United States.

What is your outlook for the near future?
We are optimistic. Investment trends continue to look good for the international fixed income markets in which the Fund invests. We expect the euro to appreciate relative to the U.S. dollar, and we continue to avoid bonds denominated in the Japanese yen because of economic weakness in Japan. In the emerging markets, even if bond prices remain flat, our investments there shou ld continue to provide attractively high yields compared to bonds from other nations.
     The primary risks to the international bond markets and the Fund include the relatively unlikely event of a global recession, which could take the steam out of the developed markets in Europe. We are also monitoring political and economic developments in Latin America, with the intention of moving quickly away from those bonds if we detect any deterioration of the investment environment .
     Otherwise, we are maintaining our longstanding strategy of investing in the international bond markets in an effort to produce the high levels of income our shareholders require. An unwavering focus on our investment objective is a very important part of what makes Oppenheimer International Bond Fund The Right Way to Invest.

1. See page 7 for further details.
			2. Standardized yield is based on net investment income for the 30-day period ended March 31, 2001. Falling share prices will tend to artificially raise yields.
Average Annual Total Returns with Sales Charge
For the Periods Ended 3/31/01[1]
Class A 1-Year	5-Year	Since Inception

–4.79%	4.40%	6.17%
Class B 1-Year	5-Year	Since Inception

–5.38%	4.40%	6.14%
Class C 1-Year	5-Year	Since Inception

–1.68%	4.67%	6.25%

Standardized Yields[2]
For the 30 Days Ended 3/31/01

Class A	7.33%

Class B	6.93

Class C	6.97

5 | OPPENHEIMER INTERNATIONAL BOND FUND

AN INTERVIEW WITH YOUR FUND’S MANAGERS

	Top Ten Country Holdings[3]

	Mexico	13.0%

	Japan	12.4

	Germany	8.9

	Russia	7.2

	Great Britain	6.8

	France	4.7

Regional Allocation Percentage of invested assets[3]	Italy	4.6

	Brazil	4.5

	Spain	4.2

	Greece	4.1
	3. Portfolio is subject to change. Percentages are as of March 31, 2001, and are based on total market value of investments.

6 | OPPENHEIMER INTERNATIONAL BOND FUND

NOTES

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund’s performance may be subject to substantial fluctuations and current performance may be less than the results shown. For updates on the Fund’s performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not show the effects of income tax es on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A shares were first publicly offered on 6/15/95. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%.

Class B shares of the Fund were first publicly offered on 6/15/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year), 2% (5-year) and 1% (since inception).Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 6/15/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. For this reason, no perform ance information on Class N shares is included in this report. Class N shares are offered only through retirement plans. Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the different calculations of performance is in the Fund’s Statement of Additional Information.

7 | OPPENHEIMER INTERNATIONAL BOND FUND

Financials

8 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS March 31, 2001 / Unaudited

	Principal Amount	Market Value See Note 1

Mortgage-Backed Obligations—0.0%
Federal Home Loan Mortgage Corp., 11.50%, 1/1/18	$ 12,326	$ 13,616

Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates, Series 1995-C1, Cl. F, 6.90%, 2/25/27	1,721	1,642
Total Mortgage-Backed Obligations (Cost $13,947)		15,258

Foreign Government Obligations—87.3%

Argentina—1.8% Argentina (Republic of) Par Bonds, 6%, 3/31/23[1]	3,515,000	2,297,931

Buenos Aires (Province of) Bonds, Bonos de Consolidacion de Deudas, Series PBA1, 2.67%, 4/1/07[1] [ARP]	3,834,623	2,347,188 4,645,119

Belgium—3.2% Belgium (Kingdom of) Bonds, Series 35, 5.75%, 9/28/10 [EUR]	8,955,000	8,312,031

Brazil—4.2% Brazil (Federal Republic of) Bonds: 8.875%, 4/15/24	3,217,000	2,187,560
10.125%, 5/15/27	1,215,000	923,400

Brazil (Federal Republic of) Unsec. Unsub. Bonds, 11%, 8/17/40	10,335,200	8,035,618 11,146,578

Bulgaria—0.8% Bulgaria (Republic of) Disc. Bonds, Tranche A, 6.312%, 7/28/24[1]	985,000	741,212

Bulgaria (Republic of) Front-Loaded Interest Reduction Bearer Bonds, Tranche A, 3%, 7/28/12[1]	1,650,000	1,247,812

Bulgaria (Republic of) Interest Arrears Debs., Series PDI, 6.312%, 7/28/11[1]	335,000	252,925 2,241,949

Colombia—0.4% Colombia (Republic of) Unsec. Unsub. Bonds, 11.75%, 2/25/20	1,171,000	1,080,247

Ecuador—0.3% Ecuador (Republic of) Unsec. Bonds: 4%, 8/15/30[1]	1,720,000	710,358
12%, 11/15/12[2]	320,000	218,400 928,758

Finland—3.5% Finland (Republic of) Bonds: 5.75%, 2/23/11 [EUR]	9,580,000	8,987,726
Series RG, 9.50%, 3/15/04 [FIM]	180,000	181,227 9,168,953

9 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Market Value See Note 1

France—4.4% France (Government of) Bonds, Obligations Assimilables du Tresor: 5.50%, 10/25/10 [EUR]	2,720,000	$ 2,519,414
5.50%, 4/25/07 [EUR]	9,800,000	9,059,975 11,579,389

Germany—7.7% Germany (Republic of) Bonds: 5.25%, 1/4/11 [EUR]	9,140,000	8,411,030
7.50%, 9/9/04 [EUR]	5,760,000	5,591,604
Series 98, 5.25%, 1/4/08 [DEM]	6,810,000	6,263,250 20,265,884

Great Britain—6.4% United Kingdom Treasury Bonds, 8.50%, 12/7/05 [GBP]	10,250,000	16,743,716

Greece—3.9% Greece (Republic of) Bonds, 8.60%, 3/26/08 [EUR]	9,527,476	10,151,511

Hungary—2.0% Hungary (Government of) Bonds: Series 01/F, 15%, 7/24/01 [HUF]	2,750,000	9,219
Series 01/H, 13.50%, 6/12/01 [HUF]	1,585,940,000	5,277,169 5,286,388

Indonesia—0.1% Perusahaan Listr Nts., 17%, 8/21/01 [IDR]	2,000,000,000	182,385

Italy—4.4% Italy (Republic of) Treasury Bonds, Buoni del Tesoro Poliennali: 5.25%, 12/15/05 [EUR]	2,680,000	2,432,376
5.50%, 11/1/10 [EUR]	9,890,000	9,009,414 11,441,790

Ivory Coast—0.3% Ivory Coast (Government of) Past Due Interest Bonds, Series F, 1.90%, 3/29/18[3,4] [FRF]	45,894,500	935,477

Japan—11.6% Japan (Government of) 10 yr. Bonds, Series 225B, 1.90%, 12/20/10 [JPY]	3,573,100,000	30,352,889

Mexico—9.2% United Mexican States Bonds, Bonos de Desarrollo, 14.50%, 5/12/05[1] [MXN]	51,216,790	5,268,722

United Mexican States Collateralized Fixed Rate Par Bonds: Series A, 6.25%, 12/31/19[5]	3,085,000	2,753,362
Series B, 6.25%, 12/31/19	2,890,000	2,579,325

United Mexican States Nts.: 8.125%, 12/30/19	5,075,000	4,557,350
8.375%, 1/14/11	5,385,000	5,317,687
Series A, 9.875%, 2/1/10	3,435,000	3,696,057 24,172,503

10 | OPPENHEIMER INTERNATIONAL BOND FUND

Principal Amount	Market Value See Note 1

New Zealand—2.0% New Zealand (Government of) Bonds, Series 403, 5.50%, 4/15/03 [NZD]	12,885,000	$ 5,193,350

Norway—2.0% Norway (Government of) Bonds, 5.50%, 5/15/09 [NOK]	50,505,000	5,342,083

Peru—1.9% Peru (Republic of) Sr. Nts., Zero Coupon, 4.53%, 2/28/16[6]	11,244,293	4,984,595

Philippines—1.5% Philippines (Republic of) Nts., 10.625%, 3/16/25	4,005,000	3,504,375

Philippines (Republic of) Unsec. Bonds, 9.875%, 1/15/19	405,000	341,212 3,845,587

Portugal—0.3% Portugal (Republic of) Obrig Do Tes Medio Prazo Unsec. Unsub. Nts., 5.85%, 5/20/10 [EUR]	880,000	821,484

Russia—6.2% Russian Federation Unsec. Unsub. Nts.: 8.25%, 3/31/10	2,037,020	1,374,989
8.75%, 7/24/05	2,465,000	2,027,463
10%, 6/26/07	2,705,000	2,130,188
12.75%, 6/24/28	4,095,000	3,605,289

Russian Federation Unsub. Bonds, 8.25%, 3/31/10	2,200,001	1,481,563

Russian Federation Unsub. Nts., 5%, 3/31/30[1]	13,711,000	5,569,408 16,188,900

Slovakia—0.1% Vseobecna Uverova Banka Unsec. Sub. Nts., 6.437%, 12/28/06[1,7]	380,000	364,800

Spain—4.0% Spain (Kingdom of) Gtd. Bonds, Bonos y Obligacion del Estado: 4.95%, 7/30/05 [EUR]	7,980,000	7,168,247
5.15%, 7/30/09 [EUR]	3,635,000	3,261,171 10,429,418

The Netherlands—3.3% The Netherlands (Government of) Bonds, 6%, 1/15/06 [EUR]	9,265,000	8,710,342

Venezuela—1.8% Venezuela (Republic of) Bonds, 9.25%, 9/15/27	4,460,000	3,095,240

Venezuela (Republic of) Collateralized Par Bonds: Series W-A, 6.75%, 3/31/20	905,000	694,588
Series W-B, 6.75%, 3/31/20	400,000	307,000

Venezuela (Republic of) Debs., Series DL, 7.375%, 12/18/07[1] Total Foreign Government Obligations (Cost $233,812,857)	783,325	655,056 4,751,884 229,268,010

11 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Market Value See Note 1

Loan Participations—1.0%
Algeria (Republic of) Reprofiled Debt Loan Participation Nts., Tranche 1, 1.125%, 9/4/06[1,7] [JPY]	48,184,624	$ 306,633

Algeria (Republic of) Trust III Nts., Tranche 3, 1.125%, 3/4/10[1,7] [JPY]	43,973,052	246,936

Morocco (Kingdom of) Loan Participation Agreement, Tranche A, 7.562%, 1/1/09 [1,7] Total Loan Participations (Cost $2,666,123)	2,305,714	2,037,675 2,591,244

Corporate Bonds and Notes—1.9%
Capital Gaming International, Inc., 11.50% Promissory Nts., 8/1/1995 [4,7]	2,000	—

Kredit Fuer Wiederaufbau, 5% Unsec. Unsub. Bonds, 7/4/11 [EUR]	1,970,000	1,725,998

Mexican Williams Sr. Nts., 7.46%, 11/15/08[1]	500,000	470,000

Moran Energy, Inc., 8.75% Cv. Sub. Debs., 1/15/08	200,000	189,250

Ongko International Finance Co. BV, 10. 50% Sec. Nts., 3/29/04[3,4,7]	550,000	12,375

Reliance Industries Ltd.:
10.25% Unsec. Nts., Series B, 1/15/97[2]	250,000	208,070
10.25% Unsec. Nts., Series B, 1/15/97[5,8]	2,910,000	2,421,938
Total Corporate Bonds and Notes (Cost $5,266,892)		5,027,631
	Shares

Common Stocks—0.0%
OpTel, Inc., Non-Vtg.[3,7]	45	—

Price Communications Corp.[3]	1,105	19,017
Total Common Stocks (Cost $11)		19,017
	Units

Rights, Warrants and Certificates—0.0%
Gothic Energy Corp. Wts.:
Exp. 1/23/03	206	—
Exp. 1/23/03[7]	119	1
Exp. 9/1/04	350	4

ICG Communications, Inc. Wts., Exp. 9/15/05[7]	495	62

Loral Space & Communications Ltd. Wts., Exp. 1/15/07[7]	50	259

Mexico Value Rts., Exp. 6/30/03	70,000	823

Microcell Telecommunications, Inc. Wts., Exp. 6/1/06[2]	100	2,425

Protection One Alarm Monitoring, Inc. Wts., Exp. 6/30/05[7]	640	64
Total Rights, Warrants and Certificates (Cost $1,731)		3,638

12 | OPPENHEIMER INTERNATIONAL BOND FUND

	Principal	Market Value
	Amount	See Note 1

Structured Instruments—3.5%

Citibank NA (Nassau Branch), Mexican Nuevo Peso Linked Nts., 21.25%, 6/16/03 [MXN]	33,568,323	$ 3,576,379

Credit Suisse First Boston Corp. (NewYork Branch), Russian Obligatzii Federal’nogo Zaima Linked Nts.: Series 25030, Zero Coupon, 302. 71%, 12/15/01[6,7][RUR]	2,402,000	67,361
Series 27001, 20.055%, 2/6/02[1,7][RUR]	1,546,300	48,806
Series 27002, 20.055%, 5/22/02[1,7] [RUR]	701,000	21,892
Series 27003, 20.055%, 6/5/02[1,7] [RUR]	1,328,740	41,519
Series 27004, 20.055%, 9/18/02[1,7] [RUR]	769,860	23,630
Series 27005, 20.055%, 10/9/02[1,7] [RUR]	1,565,31 0	47,198
Series 27006, 20.055%, 1/22/03[1,7] [RUR]	2,780,44 0	81,394
Series 27007, 20.055%, 2/5/03[1,7][RUR]	4,388,640	128,380
Series 27008, 20.055%, 5/21/03[1,7] [RUR]	701,000	20,107
Series 27009, 20.055%, 6/4/03[1,7] [RUR]	10,443,46 6	299,406
Series 27010, 20.055%, 9/17/03[1,7][RUR]	701,000	19,768
Series 27011, 20.055%, 10/8/03[1,7][RUR]	5,294,950	145,364
Series 28001, 20.055%, 1/21/04[1,7][RUR]	701,000	18,923
Series L, 20.055%, 2/6/02–1/21/04[1,7] [RUR]	7,618,800	224,382
Series L, Zero Coupon, 69.63%, 12/15/01[6,7] [RUR]	2,175,000	60,995

ING Barings LLC, Zero Coupon USD Russian Equity Linked Nts., 4/19/01	4,050	226,881

Salomon Smith Barney, Inc. Mexican Nuevo Peso Linked Nts., 18.65%, 8/25/03 [MXN]	36,028,255	3,724,627

Salomon Smith Barney, Inc. Turkish Lira Linked Nts., 16%, 3/13/01[3,4,7]	190,000	54,201

Salomon Smith Barney, Inc. Turkish Lira Treasury Bill Index Linked Nts., 24%, 7/13/01[7]	548,000	323,028

Total Structured Instruments (Cost $10,136,462)		9,154,241

	Date	Strike	Contracts

Options Purchased—0.0%

United Mexican States Bonds, 11.50%, 5/15/26 Call[7](Cost $26,015)	5/14/01	125.50%	1,845	4,982

Total Investments, at Value (Cost $251,924,038)			93.7%	246,084,021

Other Assets Net of Liabilities			6.3	16,560,955

Net Assets			100.0%	$262,644,976

13 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited/Continued

Footnotes to Statement of Investments
Principal amount is reported in U.S. dollars, except for those denoted in the following currencies:
ARP	Argentine Peso	IDR	Indonesian Rupiah
DEM	German Mark	JPY	Japanese Yen
EUR	Euro	MXN	Mexican Nuevo Peso
FIM	Finnish Markka	NOK	Norwegian Krone
FRF	French Franc	NZD	New Zealand Dollar
GBP	British Pound Sterling	RUR	Russian Ruble
HUF	Hungarian Forint

1. Represents the current interest rate for a variable or increasing rate security.
2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $428,895 or 0.16% of the Fund’s net assets as of March 31, 2001.
3. Non-income-producing security.
4. Issuer is in default.
5. A sufficient amount of liquid assets has been designated to cover outstanding written options, as follows:
	Contracts Subject to Put	Expiration Date	Exercise Price	Premium Received	Market Value See Note 1

United Mexican States Bonds, 11.50%,5/15/26 Put	1,845	5/14/01	122.00%	$71,217	$73,61 6
6. Zero coupon bond reflects the effective yield on the date of purchase.
7. Identifies issues considered to be illiquid or restricted. See Note 9 of Notes to Financial Statements.
8. A sufficient amount of securities has been designated to cover outstanding foreign currency contracts. See Note 5 of Notes to Financial Statements.

14 | OPPENHEIMER INTERNATIONAL BOND FUND

Distribution of investments representing geographic diversification, as a percentage of total investments at value, is as follows:
Geographical Diversification	Market Value	Percent

Mexico	$ 31,949,312	13.0%
Japan	30,352,889	12.4
Germany	21,991,882	8.9
Russia	17,664,906	7.2
Great Britain	16,743,716	6.8
France	11,579,389	4.7
Italy	11,441,790	4.6
Brazil	11,146,578	4.5
Spain	10,429,418	4.2
Greece	10,151,511	4.1
Finland	9,168,953	3.7
The Netherlands	8,710,342	3.5
Belgium	8,312,031	3.4
Norway	5,342,083	2.2
Hungary	5,286,388	2.2
New Zealand	5,193,350	2.1
Peru	4,984,595	2.0
Venezuela	4,751,883	1.9
Argentina	4,645,119	1.9
Philippines	3,845,588	1.6
India	2,630,008	1.1
Bulgaria	2,241,950	0.9
Morocco	2,037,675	0.8
Colombia	1,080,248	0.4
Ivory Coast	935,477	0.4
Ecuador	928,758	0.4
Portugal	821,484	0.3
Algeria	553,569	0.2
Turkey	377,229	0.2
Slovakia	364,800	0.2
United States	223,915	0.1
Indonesia	194,760	0.1
Canada	2,425	0.0

Total	$246,084,021	100.0%

See accompanying Notes to Financial Statements.

15 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIE S Unaudited

March 31, 2001

Assets
Investments, at value (cost $251,924,038)—see accompanying statement	$ 246,084,021

Cash	286,192

Cash—foreign currencies (cost $29,426)	29,342

Cash for collateral on futures	1,041,100

Unrealized appreciation on foreign currency contracts	888,198

Unrealized appreciation on interest rate swap contract	1,578

Receivables and other assets:
Investments sold	10,395,169
Interest	5,768,400
Shares of beneficial interest sold	278,922
Other	9,925

Total assets	264,782,847

Liabilities
Unrealized depreciation on foreign currency contracts	69,490

Unrealized depreciation on interest rate swap contract	429

Options written, at value (premiums received $71,217)—see accompanying statement	73,616

Payables and other liabilities:
Dividends	640,832
Shares of beneficial interest redeemed	561,428
Closed foreign currency contracts	461,118
Distribution and service plan fees	148,616
Shareholder reports	106,603
Daily variation on futures contracts	41,684
Transfer and shareholder servicing agent fees	13,902
Trustees’ compensation	59
Other	20,094

Total liabilities	2,137,871

Net Assets	$262,644,976

Composition of Net Assets
Paid-in capital	$ 330,221,132

Overdistributed net investment income	(970,037)

Accumulated net realized loss on investments and foreign currency transactions	(61,453,246)

Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(5,152,873)

Net Assets	$262,644,976

16 | OPPENHEIMER INTERNATIONAL BOND FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $137,017,970 and 33,579,276 shares of beneficial interest outstanding)	$4.08
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$4.28

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $97,404,382 and 23,953,332 shares of beneficial interest outstanding)	$4.07

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $28,221,660 and 6,941,752 shares of beneficial interest outstanding)	$4.07

Class N Shares:
Net asset value, redemption price and offering price per share (based on net assets of $964 and 236 shares of beneficial interest outstanding)	$4.08
See accompanying Notes to Financial Statements.

17 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended March 31, 2001

Investment Income
Interest (net of foreign withholding taxes of $25,331)	$ 10,120,275

Expenses
Management fees	848,507

Distribution and service plan fees:
Class A	121,444
Class B	476,168
Class C	137,144

Transfer and shareholder servicing agent fees	218,547

Shareholder reports	86,556

Custodian fees and expenses	49,618

Trustees’ compensation	2,534

Other	52,061

Total expenses	1,992,579
Less expenses paid indirectly	(8,942)

Net expenses	1,983,637

Net Investment Income	8,136,638

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (including premiums on options exercised)	(3,578,064)
Closing of futures contracts	(645,432)
Closing and expiration of option contracts written	306,930
Foreign currency transactions	(6,591,844)

Net realized loss	(10,508,410)

Net change in unrealized appreciation on:
Investments	1,069,444
Translation of assets and liabilities denominated in foreign currencies	1,692,780

Net change	2,762,224

Net realized and unrealized loss	(7,746,186)

Net Increase in Net Assets Resulting from Operations	$ 390,452

See accompanying Notes to Financial Statements.

18 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENTS OF CHANGES IN NET ASSET S
	Six Months Ended March 31, 2001 (Unaudited)	Year Ended September 30, 2000

Operations
Net investment income	$ 8,136,638	$ 25,367,320

Net realized gain (loss)	(10,508,410)	(11,294,479)

Net change in unrealized appreciation (depreciation)	2,762,224	6,674,642

Net increase in net assets resulting from operations	390,452	20,747,483

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(4,192,740)	(5,798,494)
Class B	(3,376,760)	(5,737,841)
Class C	(971,839)	(1,454,587)
Class N	(6)	—

Tax return of capital distribution:
Class A	—	(4,694,873)
Class B	—	(4,486,212)
Class C	—	(1,251,966)
Class N	—	—

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	40,840,491	16,710
Class B	1,772,923	(19,365,519)
Class C	1,318,850	(1,436,387)
Class N	1,000	—

Net Assets
Total increase (decrease)	35,782,371	(23,461,686)

Beginning of period	226,862,605	250,324,291

End of period (including overdistributed net investment income of $970,037 and $565,330, respectively)	$262,644,976	$226,862,605

See accompanying Notes to Financial Statements.

19 | OPPENHEIMER INTERNATIONAL BOND FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended March 31, 2001 (Unaudited)	2000	1999	1998	1997	Year Ended Sept. 30, 1996

Per Share Operating Data
Net asset value, beginning of period	$ 4.19	$ 4.23	$ 4.32	$ 5.51	$ 5.49	$ 5.10

Income (loss) from investment operations:
Net investment income	.17	.45	.58	.56	.52	.52
Net realized and unrealized gain (loss)	(.11)	(.08)	(.14)	(1.20)	.08	.40

Total income (loss) from investment operations	.06	.37	.44	(.64)	.60	.92

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.17)	(.21)	(.53)	(.53)	(.53)	(.53)
Return of capital distribution	—	(.20)	—	—	—	—
Distributions from net realized gain	—	—	—	(.02)	(.05)	—

Total dividends and/or distributions to shareholders	(.17)	(.41)	(.53)	(.55)	(.58)	(.53)

Net asset value, end of period	$4.08	$4.19 ;	$4.23	$4.32	$5.51	$5.49

Total Return, at Net Asset Value[1]	1.30%	8.93%	10.58%	(12.50)%	11.33%	18.82%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$137,018	$100,928	$102,236	$ 97,404	$114,847	$52,128

Average net assets (in thousands)	$105,347	$110,968	$101,948	$108,264	$ 89,112	$19,817

Ratios to average net assets:[2]
Net investment income	7.63%	10.23%	13.47%	11.09%	9.24%	9.60%
Expenses	1.32%	1.31%	1.26%	1.24%[3]	1.28%[3]	1.59%[3]
Expenses, net of indirect and waiver of expenses	N/A	1.29%	1.25%	N/A	N/A	1.49%

Portfolio turnover rate	149%	288%	285%	446%	280%	273%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
See accompanying Notes to Financial Statements.

20 | OPPENHEIMER INTERNATIONAL BOND FUND

Class B	Six Months Ended March 31, 2001 (Unaudited)	2000	1999	1998	1997	Year Ended Sept. 30, 1996

Per Share Operating Data
Net asset value, beginning of period	$ 4.17	$ 4.22	$ 4.31	$ 5.50	$ 5.48	$ 5.10

Income (loss) from investment operations: Net investment income	.14	.42	.55	.52	.48	.48
Net realized and unrealized gain (loss)	(.09)	(.09)	(.14)	(1.20)	.07	.39

Total income (loss) from investment operations	.05	.33	.41	(.68)	.55	.87

Dividends and/or distributions to shareholders: Dividends from net investment income	(.15)	(.20)	(.50)	(.49)	(.48)	(.49)
Return of capital distribution	—	(.18)	—	—	—	—
Distributions from net realized gain	—	—	—	(.02)	(.05)	—

Total dividends and/or distributions to shareholders	(.15)	(.38)	(.50)	(.51)	(.53)	(.49)

Net asset value, end of period	$4.07	$4.17	$4.22	$4.31	$5.50	$5.48

Total Return, at Net Asset Value[1]	1.15%	7.94%	9.79%	(13.16)%	10.52%	17.71%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$97,404	$ 98,272	$118,632	$119,998	$122,874	$45,207

Average net assets (in thousands)	$95,620	$115,116	$122,878	$128,789	$ 87,557	$17,891

Ratios to average net assets:[2] Net investment income	6.89%	9.63%	12.70%	10.33%	8.57%	8.81%
Expenses	2.10%	2.05%	2.02%	2.00%[3]	2.04%[3]	2.36%[3]
Expenses, net of indirect and waiver of expenses	N/A	2.03%	2.01%	N/A	N/A	2.26%

Portfolio turnover rate	149%	288%	285%	446%	280%	273%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

21 | OPPENHEIMER INTERNATIONAL BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended March 31, 2001 (Unaudited)	2000	1999	1998	1997	Year Ended Sept. 30, 1996

Per Share Operating Data
Net asset value, beginning of period	$ 4.17	$ 4.22	$ 4.31	$ 5.50	$ 5.48	$ 5.09

Income (loss) from investment operations: Net investment income	.14	.41	.55	.52	.48	.48
Net realized and unrealized gain (loss)	(.09)	(.08)	(.14)	(1.20)	.07	.39

Total income (loss) from investment operations	.05	.33	.41	(.68)	.55	.87

Dividends and/or distributions to shareholders: Dividends from net investment income	(.15)	(.19)	(.50)	(.49)	(.48)	(.48)
Return of capital distribution	—	(.19)	—	—	—	—
Distributions from net realized gain	—	—	—	(.02)	(.05)	—

Total dividends and/or distributions to shareholders	(.15)	(.38)	(.50)	(.51)	(.53)	(.48)

Net asset value, end of period	$4.07	$4.17	$4.22	$4.31	$5.50	$5.48

Total Return, at Net Asset Value[1]	1.15%	7.95%	9.80%	(13.16)%	10.52%	17.92%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$28,222	$27,663	$29,456	$27,636	$28,684	$10,282

Average net assets (in thousands)	$27,544	$30,710	$28,918	$29,336	$19,883	$ 4,039

Ratios to average net assets:[2] Net investment income	6.88%	9.55%	12.76%	10.33%	8.62%	8.76%
Expenses	2.10%	2.05%	2.02%	2.00%[3]	2.04%[3]	2.36%[3]
Expenses, net of indirect and waiver of expenses	N/A	2.03%	2.01%	N/A	N/A	2.25%

Portfolio turnover rate	149%	288%	285%	446%	280%	273%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

22 | OPPENHEIMER INTERNATIONAL BOND FUND

Class N	Period Ended March 31, 2001 (Unaudited)[1]

Per Share Operating Data
Net asset value, beginning of period	$4.23

Income (loss) from investment operations: Net investment income	.03
Net realized and unrealized loss	(.15)

Total loss from investment operations	(.12)

Dividends and/or distributions to shareholders: Dividends from net investment income	(.03)
Distributions from net realized gain	—

Total dividends and/or distributions to shareholders	(.03)

Net asset value, end of period	$4.08

Total Return, at Net Asset Value[2]	(2.94)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1

Average net assets (in thousands)	$1

Ratios to average net assets:[3] Net investment income	7.35%
Expenses	1.09%
Expenses, net of indirect and waiver of expenses	N/A

Portfolio turnover rate	149%

1. For the period from March 1, 2001 (inception of offering) to March 31, 2001.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

23 | OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Significant Accounting Policies
Oppenheimer International Bond Fund (the Fund) is a registered investment company organized as a Massachusetts Business Trust with a single series of the same name. The Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager).
      The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rig hts to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price.Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

Structured Notes. The Fund invests in foreign-currency-linked structured notes whose market value and redemption price are linked to foreign currency exchange rates.The structured notes are leveraged, which increases the notes’ volatility relative to the principal of the security. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. As of March 31, 2001, the market value of these securities comprised 3.5% of the Fund’s net assets and resulted in unrealized losses in the current period of $423,442. The Fund also hedges a portion of the foreign currency exposure generated by these securities, as discussed in Note 5.

24 | OPPENHEIMER INTERNATIONAL BOND FUND

Security Credit Risk. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of March 31, 2001, securities with an aggregate market value of $1,002,053, representing 0.38% of the Fund’s net assets, were in default.

Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

As of September 30, 2000, the Fund had available for federal tax purposes unused capital loss carryovers as follows:
Expiring

2006	$ 3,413,515
2007	24,055,190
2008	4,438,059

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

25 | OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENT S Unaudited / Continued

1. Significant Accounting Policies Continued
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date.Discount on securities purchased is accreted over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.
     The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund began amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $308,105 decrease to cost of securities and a corresponding $308,105 increase in net unrealized appreciation, based on securities held as of December 31, 2000.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

26 | OPPENHEIMER INTERNATIONAL BOND FUND

2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class.Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2001[1]		Year Ended September 30, 2000
	Shares	Amount	Shares	Amount

Class A Sold	7,337,865	$ 30,717,600	17,212,754	$ 74,398,275
Dividends and/or distributions reinvested	671,750	2,798,666	1,563,403	6,713,788
Acquisition—Note 11	9,099,764	38,855,992	—	—
Redeemed	(7,636,674)	(31,531,767)	(18,821,217)	(81,095,353)

Net increase (decrease)	9,472,705	$ 40,840,491	(45,060)	$ 16,710

Class B Sold	1,527,115	$ 6,222,906	6,037,848	$ 25,959,092
Dividends and/or distributions reinvested	408,926	1,699,872	1,114,634	4,770,337
Acquisition—Note 11	2,119,613	9,008,355	—	—
Redeemed	(3,653,765)	(15,158,210)	(11,704,016)	(50,094,948)

Net increase (decrease)	401,889	$ 1,772,923	(4,551,534)	$(19,365,519)

Class C Sold	1,720,143	$ 7,221,117	3,016,468	$ 12,968,071
Dividends and/or distributions reinvested	120,024	498,993	343,343	1,468,887
Acquisition—Note 11	389,518	1,655,452	—	—
Redeemed	(1,919,724)	(8,056,712)	(3,708,122)	(15,873,345)

Net increase (decrease)	309,961	$ 1,318,850	(348,311)	$ (1,436,387)

Class N Sold	236	$ 1,000	—	$ —
Dividends and/or distributions reinvested	—	—	—	—
Acquisition—Note 11	—	—	—	—
Redeemed	—	—	—	—

Net increase	236	$ 1,000	—	$ —

1. For the six months ended March 31, 2001, for Class A, B and C shares and for the period from March 1, 2001 (inception of offering) to March 31, 2001, for Class N shares.

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended March 31, 2001, were $317,846,713 and $307,853,661, respectively.

27 | OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of average annual net assets in excess of $1 billion. The Fund’s management fee for the six months ended March 31, 2001, was an annualized rate of 0.74%, before any waiver by the Manager if applicable.

Transfer Agent Fees. Oppenheimer Funds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. Prior to January 1, 2001, OFS performed these services on an at–cost basis. Beginning January 2001, OFS is paid at an agreed upon per account fee.

Distribution and Service Plan Fees. Under its General Distributor’s Agreement with the Manager, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

Six Months Ended	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor	Commissions on Class A Shares Advanced by Distributor [1]	Commissions on Class B Shares Advanced by Distributor[1]	Commissions on Class C Shares Advanced by Distributor[1]	Commissions on Class N Shares Advanced by Distributor[1]

March 31, 2001	$124,159	$25,037	$47,160	$152,187	$28,267	$—
1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

Six Months Ended	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor

March 31, 2001	$—	$192,515	$3,421	$—

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

28 | OPPENHEIMER INTERNATIONAL BOND FUND

Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended March 31, 2001, payments under the Class A plan totaled $121,444 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and included $6,622 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
    The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investors to b uy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
    The Distributor’s actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the six months ended March 31, 2001, were as follows:

	Total Payments Under Plan	Amount Retained by Distributor	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Aggregate Unreimbursed Expenses as % of Net Assets of Class

Class B Plan	$476,168	$368,76 2	$5,158,065	5.30%
Class C Plan	137,144	31,595	786,930	2.79
Class N Plan	—	—	—	—

29 | OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
    The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.
    The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
    Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

As of March 31, 2001, the Fund had outstanding foreign currency contracts as follows:

Contract Description	Expiration Date	Contract Amount (000s)	Valuation as of March 31, 2001	Unrealized Appreciation	Unrealized Depreciation

Contracts to Sell
Australian Dollar [AUD]	6/15/01	AUD9,140	$ 4,462,599	$ 134,273	$ —
British Pound Sterling [GBP]	6/26/01	GBP1,990	2,825,560	17,055	—
Euro [EUR]	4/2/01–6/27/01	EUR40,414	35,741,230	438,698	1,583
Japanese Yen [JPY]	6/26/01–9/17/01	JPY1,786,335	14,513,371	274,483	—
New Zealand Dollar [NZD]	6/26/01	NZD2,120	855,098	20,461	—
Norwegian Krone [NOK]	6/26/01	NOK7,775	848,547	3,228	—

				888,198	1,583

Contracts to Purchase
Euro [EUR]	4/17/01–7/11/01	EUR 339	300,131	—	10,404
Japanese Yen [JPY]	9/10/01	JPY85,900	699,925	—	57,503

				—	67,907

Total Unrealized Appreciation and Depreciation				$888,198	$69,490

30 | OPPENHEIMER INTERNATIONAL BOND FUND

6. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices “financial futures” or debt securities “interest rate futures” in order to gain exposure to or to seek to protect against changes in market value of stocks and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
     The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income sec urities.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.
     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of th e contract or option may not correlate with changes in the value of the underlying securities.

As of March 31, 2001, the Fund had outstanding futures contracts as follows:
Contract Description	Expiration Date	Number of Contracts	Valuation as of March 31, 2001	Unrealized Appreciation (Depreciation)

Contracts to Purchase
Canada (Government of ) Bonds, 10 yr.	6/20/01	10	$ 659,215	$ (3,048)
Euro-Schatz	6/7/01	32	2,921,868	1,812

				(1,236)

Contracts to Sell
Australian Bond, 10 yr.	6/15/01	11	814,248	(129,823)
Euro-Bundesobligation	6/7/01	23	2,227,574	15,452
U.S. Long Bond	6/20/01	53	5,521,938	59,625
U.S. Treasury Nts., 10 yr.	6/20/01	80	8,496,250	(31,875)

				(86,621)

				$ (87,857)

31 | OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Option Activity
The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
     The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a wri tten put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
     Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exerci sed. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the six months ended March 31, 2001, was as follows:
	Call Options		Put Options

	Number of Contracts	Amount of Premiums	Number of Contracts/ Principal	Amount of Premiums

Options outstanding as of
September 30, 2000	5,620	$ 45,762	11,033,815	$ 262,365
Options written	2,835	73,033	4,764,201	260,470
Options closed or expired	(7,475)	(88,417)	(9,356,391)	(237,031)
Options exercised	(980)	(30,378)	(6,439,780)	(214,587)

Options outstanding as of March 31, 2001	—	$ —	1,845	$ 71,217

32 | OPPENHEIMER INTERNATIONAL BOND FUND

8. Interest Rate Swap Contract
The Fund may enter into an interest rate swap transaction to seek to maintain a total return or yield spread on a particular investment or portion of its portfolio, or for other non-speculative purposes. Interest rate swaps involve the exchange of commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The coupon payments are based on an agreed-upon notional principal amount and a specified index. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as a notional principal amount. The Fund records an increase or decrease to unrealized appreciation or depreciation, in the amount due to or owed by the Fund at termination or settlement. Interest rate swaps are subject to credit risk (if the counterparty fails to meet its obligations) and interest rate risk. The Fund could be obligated to pay more under it s swap agreements than it receives under them, as a result of interest rate changes. As of March 31, 2001, the transactions resulted in unrealized appreciation of $1,578 and $429 of unrealized depreciation in the current period.

9. Illiquid or Restricted Securities and Currency
As of March 31, 2001, investments in securities and currency included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities and currency subject to this limitation as of March 31, 2001, wa s $4,604,889, which represents 1.75% of the Fund’s net assets, of which $4,748 is considered restricted. Information concerning restricted securities is as follows:
Security	Acquisition Date	Cost Per Unit	Valuation Per Unit as of March 31, 2001	Unrealized Appreciation (Depreciation)

Currency
Russian Ruble	3/14/01–3/21/01	$0.03	$0.03	$—

33 | OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

10. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
The Fund had no borrowings outstanding during the six months ended or at March 31, 2001.

11. Acquisition of Oppenheimer World Bond Fund
On February 16, 2001, the Fund acquired all of the net assets of Oppenheimer World Bond Fund, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer World Bond Fund shareholders on February 9, 2001. The Fund issued (at an exchange ratio of 1.663545 for Class A, 1.671579 for Class B and 1.668707 for Class C of the Fund to one share of Oppenheimer International Bond Fund) 9,099,764, 2,119,613 and 389,518 shares of beneficial interest for Class A, Class B and Class C, respectively, valued at $38,855,992, $9,008,355 and $1,655,452 in exchange for the net assets, resulting in combined Class A net assets of $141,638,099, Class B net assets of $103,839,460 and Class C net assets of $29,637,104 on February 16, 2001. The net assets acquired included net unrealized appreciation of $432,989. The exchange qualified as a tax-free reorganization for federal income tax purposes.

34 | OPPENHEIMER INTERNATIONAL BOND FUND

SHAREHOLDER MEETING Unaudited

On November 14, 2000, a shareholder meeting was held at which the following Trustees were elected and proposals were approved by shareholders, as described in the Trust’s proxy statement for that meeting. The following is a report of the votes cast:
Proposal No. 1
The election of twelve persons named below to serve as Trustee of the Fund until their successors are elected and shall qualify.

Nominee	For		Withheld/Abstain		Total
Trustees
William L. Armstrong	32,523,837		1,163,610		33,687,447
Robert G. Avis	32,523,837		1,163,610		33,687,447
George C. Bowen	32,523,837		1,163,610		33,687,447
Edward L. Cameron	32,545,148		1,142,29 9		33,687,447
Jon S. Fossel	32,523,837		1,163,610		33,687,447
Sam Freedman	32,521,389		1,166,058		33,687,447
Raymond J. Kalinowski	32,478,081		1,209,366		33,687,447
C. Howard Kast	32,502,214		1,185,233		33,687,447
Robert M. Kirchner	32,462,241		1,225,206		33,687,447
Bridget A. Macaskill	32,519,827		1,167,620		33,687,447
F. William Marshall	32,523,296		1,164,151		33,687,447
James C. Swain	32,510,916		1,176,531		33,687,447
	For	Against	Abstain		Total
Proposal No. 2 Ratification of the selection of Deloitte & Touche LLP as independent auditors for the Fund for the fiscal year beginning October 1, 2000.
	31,974,544	452,792	1,260,111		33,687,447
	For	Against	Withheld/Abstain	Broker Non-Votes	Total
Proposal No. 3 Approval of changes to the Fund’s diversification status from diversified to non-diversified.
	24,474,200	2,091,170	1,643,454	5,478,623	33,687,447
Proposal No. 4a Approval to eliminate the Fund’s fundamental policy on purchasing securities on margin.
	23,114,951	3,502,698	1,591,175	5,478,623	33,687,447
Proposal No. 4b Eliminate the Fund’s fundamental policy on purchasing securities of issuers in which officers or trustees have an interest.
	22,866,922	3,850,445	1,491,457	5,478,623	33,687,447
Proposal No. 4c Eliminate the Fund’s fundamental policy on investing in a company for the purpose of acquiring control.
	23,799,062	2,853,290	1,556,471	5,478,624	33,687,447
Proposal No. 4d Eliminate the Fund’s fundamental policy on investing in mineral-related programs and leases.
	23,982,899	2,650,349	1,575,576	5,478,623	33,687,447
Proposal No. 5 Approval of changes to four of the Fund’s fundamental investment restrictions to permit the Fund to participate in an inter-fund lending agreement.
	24,051,800	2,593,773	1,563,251	5,478,623	33,687,447
Proposal No. 6 Approval of authorizing the Trustees to adopt an Amended and Restated Declaration of Trust.
	24,757,041	1,809,028	1,642,755	5,478,623	33,687,447

35 | OPPENHEIMER INTERNATIONAL BOND FUND

OPPENHEIMER INTERNATIONAL BOND FUND

Officers and Trustees	James C. Swain, Trustee and Chairman of the Board
Bridget A. Macaskill, Trustee and President
William L. Armstrong, Trustee
Robert G. Avis, Trustee
George C. Bowen, Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Sam Freedman, Trustee
Raymond J. Kalinowski, Trustee
C. Howard Kast, Trustee
Robert M. Kirchner, Trustee
F. William Marshall, Jr., Trustee
Ruggero de’Rossi, Vice President
Arthur P. Steinmetz, Vice President
Andrew J. Donohue, Vice President and Secretary
Brian W. Wixted, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

Investment Advisor	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Custodian of Portfolio Securities	The Bank of New York

Independent Auditors	Deloitte & Touche LLP

Legal Counsel	Myer, Swanson, Adams & Wolf, P.C.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

For more complete information about Oppenheimer International Bond Fund, please refer to the Prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048–0203.

©Copyright 2001 OppenheimerFunds, Inc. All rights reserved.

36 | OPPENHEIMER INTERNATIONAL BOND FUND

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